UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2005

URS Corporation

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

     On February 9, 2005, URS Corporation (the “Company”) issued a press release announcing the financial results for its two month transition period ended December 31, 2004. A copy of the press release, entitled “URS Corporation Reports Results for Two Month Transition Period Ended December 31, 2004,” is furnished and not filed pursuant to Item 2.02 as Exhibit 99.1 hereto. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

            (a)      On February 7, 2005, in connection with the preparation of the Company’s transition report on Form 10-Q for the two month period ending December 31, 2004, management, in consultation with the Audit Committee of the Board of Directors (the “Audit Committee”), concluded that it was necessary to correct the Company’s application of Financial Interpretation No. 39, “ Offsetting of Amounts Related to Certain Contracts, an interpretation of APB Opinion No. 10 and FASB Statement No. 105” (“FIN 39”). Management concluded that, while some of the Company’s book overdrafts historically had been reported as current liabilities, others were offset against cash and cash equivalent balances and should have been reported as current liabilities. Accordingly, the Company has restated its consolidated balance sheets as of October 31, 2004 and 2003 to report the gross amounts of cash and cash equivalents and to change the classification of book overdraft balances from accrued expenses to book overdrafts. The Company also has made corresponding adjustments to its consolidated statements of cash flows for the years ended October 31, 2004, 2003 and 2002 to reflect the book overdrafts as financing activities rather than operating activities. The restatement was based on guidance in FIN 39, which permits offsetting of assets and liabilities only if the debtor has a valid, legal right of offset as defined by FIN 39. The restatement does not affect our previously reported stockholders’ equity as of any date, nor any of our previously issued consolidated statements of operations and comprehensive income. The Company’s restated financial statements were filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2005 as Item 8 to the Company’s Annual Report on Form 10-K/A, and such restated financial statements supercede and replace in their entirety the financial statements that were filed with the SEC on January 13, 2005 as Item 8 to the Company’s Annual Report on Form 10-K, on which readers no longer should rely.

            The decision to restate these financial statements was made by management after consultation with the Audit Committee. Management also discussed the matters disclosed in this Current Report on Form 8-K with PricewaterhouseCoopers LLC, the Company’s independent auditors.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated February 9, 2005, entitled “URS Corporation Reports Results for Two Month Transition Period Ended December 31, 2004.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION
Dated: February 9, 2005	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated February 9, 2005, entitled “URS Corporation Reports Results for Two Month Transition Period Ended December 31, 2004.”